Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

24) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through March 30, 2023, the date at which the audited consolidated financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On January  11, 2023, the Partnership declared a quarterly cash distribution of $0.026 per common with respect to the quarter ended December 31, 2022 paid on February 9, 2023, to all common unitholders of record on January 26, 2023. On the same day, the Partnership declared a quarterly cash distribution to holders of Series A Preferred Units with respect to the quarter ended December 31, 2022 in an aggregate amount equal to $1.7 million.

The Windsor Knutsen was delivered to Shell on January 11, 2023, commencing on a fixed one-year charter, with Shell also having an option to extend the charter by one further year.

In January 2023, TotalEnergies exercised the option for an additional six months under the Lena Knutsen charter and the charter will expire on or around August 2023, at which time the vessel is expected to be delivered to Shell to commence on a three-year time charter contract.

On February 9, 2023, TotalEnergies exercised the second option to extend the charter with the Tordis Knutsen for three further months, making the charter fixed until June 2023, at which the vessel is expected to be delivered to Shell to commence on a three-year time charter contract.

The Carmen Knutsen finished her drydocking on February 24, 2023 and commenced on her first one-year option with Repsol Sinopec.

The Torill Knutsen was redelivered from Eni to the Partnership on December 17, 2022, and the vessel subsequently performed a number of spot voyages, including in the conventional tanker market. Since March 1, 2023 the vessel has operated under a time charter to KNOT on a fixed-term basis that expires on or around December 31, 2023 at a reduced charter rate. The Partnership is continuing to market the vessel for new, third-party time charter employment.

In accordance with the time charter agreement with Eni for the Ingrid Knutsen, the vessel was returned to the Partnership on January 2, 2023, and the vessel subsequently performed a number of spot voyages, including in the conventional tanker market. On February 17, 2023, the Partnership entered into a new fixed ten-month time charter contract with Altera which commenced on March 2, 2023.

The current bareboat charters of the Fortaleza Knutsen and the Recife Knutsen with Transpetro are due to expire in March 2023 and August 2023, respectively. The Partnership agreed commercial terms for a new three-year time charter contract for each of these two vessels with the existing charterer to commence directly upon expiration of the existing bareboat charters. The new charter for the Fortaleza Knutsen was signed on March 28, 2023 and commenced on March 30, 2023, and the contract for the Recife Knutsen is expected to be signed in April 2023 and commence on or around August 3, 2023. Once signed, the vessels will be fixed until March 2026 and August 2026, respectively.